UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  X
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement
     Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2))
X    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to ss. 240.14a-12

                        American Church Mortgage Company
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X      No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which  transaction  applies:
               ---------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               ----------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------
          5)   Total fee paid:
               ----------------------------------------------------------
     Fee paid previously with preliminary materials.

     Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
               --------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
               --------------------------------------------------
          (3)  Filing Party:
               --------------------------------------------------
          (4)  Date Filed:
               --------------------------------------------------

                        AMERICAN CHURCH MORTGAGE COMPANY
                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
                                 (952) 945-9455

                                 April 24, 2006

Dear Shareholder:

     You are invited to attend the 2006 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota on May 31, 2006 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

     The items requiring shareholder approval are election of Directors and ratification of the appointment of our independent registered public accounting firm for the year 2006. We recommend that you vote for each of these proposals, which are set forth in more detail in the accompanying proxy statement.

     Your vote is very important and we urge you to complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying proxy statement or to vote in person if you wish to attend the annual meeting and vote personally.

                                            Sincerely,

                                            AMERICAN CHURCH MORTGAGE COMPANY

                                            /s/ Philip J. Myers
                                            ---------------------
                                            Philip J. Myers
                                            President

                        AMERICAN CHURCH MORTGAGE COMPANY
                                -----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2006
                                  AT 10:00 A.M.

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at ACMC's office at 10237 Yellow Circle Drive, Minnetonka, Minnesota, at 10:00 a.m., local time, on May 31, 2006.

         This meeting is being held for the following purposes:

          1. To elect five (5) persons to serve as directors until the next annual election and until their successors are duly elected and qualified.

          2. To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent registered public accounting firm for the year ending December 31, 2006.

          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on April 17, 2006 will be entitled to notice of or to vote at the meeting or any adjournment thereof. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

     Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

     For ten days prior to the meeting a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during normal business hours at the our offices.

                                 By Order of the Board of Directors
                                 /s/ Philip J. Myers
                                 --------------------
                                 Philip J. Myers, President and Secretary
Minnetonka, Minnesota
April 24, 2006

-------------------------------------------------------------------------------
             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
          PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

                        AMERICAN CHURCH MORTGAGE COMPANY

                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
                                 (952) 945-9455
                                 ---------------

                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2006

     This proxy statement and the accompanying proxy card are being mailed, beginning on April 24, 2006 to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2006 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the annual meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the annual meeting.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                                                              3
PROPOSAL 1: ELECTION OF DIRECTORS                                                                                6
HOW DOES THE BOARD OPERATE?                                                                                      8
HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED?                                                                    9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                                                         10
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS                                                            11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                                                  14
PROPOSAL 2: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                                                          15
SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF
SHAREHOLDERS                                                                                                    15
OTHER MATTERS                                                                                                   16

                               GENERAL INFORMATION

     The questions and answers set forth below provide general information regarding this proxy statement and our annual meeting of shareholders.

When are our annual report to shareholders and this proxy statement first being sent to shareholders?

     This proxy statement is being sent to  shareholders  beginning on April 24,
2006.  The  Company's  2005  Annual  Report  to   Shareholders  on  Form  10-KSB
accompanies this proxy statement.

What am I voting on?

          1. The election of five Board members, each for a one-year term or until their successors are elected.
          2. The ratification of the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent registered public accounting firm.

Who is entitled to vote at the annual meeting and how many votes do they have?

     Common shareholders of record at the close of business on April 17, 2006 may vote at the annual meeting. Each share has one vote. There were 2,551,568 common shares outstanding on April 17, 2006.

How do I vote?

     You must be present, or represented by proxy, at the annual meeting in order to vote your shares. Since many of our shareholders are unable to attend the annual meeting in person, we send proxy cards to all of our shareholders to enable them to vote.

What is a proxy?

     A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the annual meeting without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by your proxy as you instruct on your returned proxy card.

By completing and returning the proxy card, whom am I designating as my proxy?

     You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

     Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on business matters, your proxy will vote "FOR" the election of Philip J. Myers, Kirbyjon H. Caldwell, Robert O. Naegele, Jr., Dennis Doyle and Michael G. Holmquist as Directors and "FOR" the ratification of the appointment of our independent registered public accounting firm. We do not intend to bring any other matters for a vote at the annual meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the annual meeting.

How do I vote using my proxy card?

     Other than attending the annual meeting and voting in person, you must vote by mail. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

How do I revoke my proxy?

     You may revoke your proxy at any time before your shares are voted at the annual meeting by:

          o Notifying our Corporate Secretary, Philip J. Myers, in writing at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, that you are revoking your proxy;
          o    Executing a later-dated proxy card; or
          o    Attending and voting by ballot at the annual meeting.

Is my vote confidential?

     Yes, only certain of our officers will have access to your card.

Who will count the votes?

     An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

What constitutes a quorum?

     As of April 17, 2006, 2,551,568 of our common shares were issued and outstanding. The holders of a majority of the shares outstanding and entitled to vote, represented either in person or by proxy, constitute a quorum for the transaction of business. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the annual meeting, the shareholders present in person or, by proxy may adjourn the meeting to a date not more than 120 days after May 31, 2006, until a quorum is present.

How will my vote be counted?

     With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

     With respect to approval of and appointment of our independent registered public accounting firm, votes may be cast for or against the proposal or the proxy may be instructed to abstain. Abstaining is considered a "No" vote.

What percentage of the Company's common shares do the directors and executive officers own?

     Our Board and executive officers beneficially owned 1.11% of our common shares as of April 17, 2006. (See the discussion under the heading "Security Ownership of Certain Beneficial Owners and Management" for more details.)

Who is soliciting my proxy, how is it being solicited and who pays the cost?

     American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile.

     Computershare Trust Company, Inc., our transfer agent, will be assisting us for a fee of approximately $5,300.00, plus out-of-pocket expenses. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

Who is our largest shareholder?

     We have no shareholders who beneficially owned more than 5% of our stock as of April 17, 2006.

When are shareholder proposals for the year 2007 shareholder meeting due?

     Shareholder proposals to be presented at the 2007 Annual Meeting must be submitted in writing by January 2, 2007 to Philip J. Myers, President, at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading "Shareholder Proposals for the 2007 Annual Meeting of Shareholders" and "Election of Directors" for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Pursuant to our Bylaws, the Board has fixed at five (5) the number of directors to be elected at the annual meeting. Unless otherwise indicated thereon, the proxy holders will vote for the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee is unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

     The five (5) nominees who receive the highest number of votes will be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE BOARD NOMINEES LISTED BELOW.

Nominees

     The following table sets forth certain information regarding the nominees.

Name                             Age                          Biographical Summary                         Director
                                                                                                             Since

Philip J. Myers                   49    Mr. Myers has been our President,  Treasurer and Secretary since     2001
                                        April 2001 and a director of the  Company  since  October  2001.
                                        He has also served as President,  Treasurer,  shareholder  and a director of our Advisor,  Church Loan Advisors, Inc. since 1994,
                                        President,   Secretary,  and  a  director  of  our  underwriter,
                                        American  Investors  Group,  Inc.  since 1996, and of its parent company,  Apostle  Holdings Corp. since 2000. Mr. Myers has been an  officer  of the  underwriter  and has  engaged  directly  in church  mortgage  lending  since 1989. He earned his bachelor of arts  degree  in  political  science  in  1977  from  the  State
                                        University  of New  York  at  Binghamton  and his  juris  doctor degree from the State  University of New York at Buffalo  School of Law in  1980.  From  1980 to 1982,  Mr.  Myers  served  as an attorney  in the  Division  of  Market  Regulation  of the  U.S.
                                        Securities  and Exchange  Commission  in  Washington,  D.C. and,
                                        from  1982  to  1984,  as  an  attorney  with  the  Division  of
                                        Enforcement  of the  Securities  and Exchange  Commission in San
                                        Francisco.  From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson,  Ryan and
                                        Compilongo   where  he   specialized   in   corporate   finance,
                                        securities  and  broker-dealer  matters.  From  January  1986 to

                                      -6-

                                        January  1989,  Mr. Myers was Senior Vice  President and General
                                        Counsel of Financial Planners Equity  Corporation,  a 400 broker securities dealer formerly located in Marin County,  California.
                                        He became  affiliated  with American  Investors  Group,  Inc. in
                                        1989. He is an inactive  member of the New York,  California and
                                        Minnesota  State  Bar  Associations.  Mr.  Myers  holds  General
                                        Securities   Representative  and  General  Securities  Principal
                                        licenses with the National  Association  of Securities  Dealers,
                                        Inc.

Kirbyjon H. Caldwell              52    Mr.  Caldwell  has  served  as an  independent  director  of the     1994
                                        Company  since  1994.  He has  been  Senior  Pastor  of  Windsor
                                        Village United Methodist Church in Houston,  Texas since January
                                        1982.  The  membership  of  Windsor  Village  is   approximately
                                        14,400.  Mr. Caldwell received his B.A. degree in Economics from
                                        Carlton   College   (1975),   an  M.B.A.  in  Finance  from  the
                                        University of  Pennsylvania's  Wharton  School  (1977),  and his
                                        Masters in Theology from Southern  Methodist  University  School of Theology  (1981).  He is a member of the Boards of  Directors
                                        of  JP  Morgan  Chase--Texas,   Continental  Airlines,  National
                                        Children's  Defense Fund,  Baylor  College of Medicine,  Greater
                                        Houston  Partnership and the American Cancer Society. He is also
                                        the  founder  and  member  of  several   foundations  and  other
                                        community development organizations.


Robert O. Naegele, Jr.            66    Mr.  Naegele  has  served  as an  independent  director  of  the     1994
                                        Company  since  1994.  Mr.  Naegele's  professional   background
                                        includes  advertising,  real  estate  development  and  consumer products  with a special  interest in  entrepreneurial  ventures and  small  developing  companies.  In  1997,  he led a group of investors to apply for, and receive an NHL expansion  franchise, the Minnesota  Wild,  which began play in the Xcel Energy Center in St.  Paul,  Minnesota,  in  October  2000.  Mr.  Naegle  is a
                                        member  of the  NHL  board  of  Governors  and  Chairman  of the
                                        Minnesota Wild.

                                      -7-


Dennis J. Doyle                   53    Mr. Doyle has served as an  independent  director of the Company     1994
                                        since 1994.  He is the majority  shareholder  and  co-founder of
                                        Welsh Companies,  Inc.,  Minneapolis,  Minnesota, a full-service real estate company involved in property management,  brokerage,
                                        investment  sales,   construction  and  commercial  development.
                                        Welsh  Companies was  co-founded  by Mr. Doyle in 1980,  and has over 350  employees.  Mr.  Doyle is the  recipient  of  numerous civic  awards  relating  to his  business  skills.  He also is a member of the board of directors of Rottlund  Homes and Hope For
                                        The City.


Michael G. Holmquist              56    Mr.  Holmquist  has  served as an  independent  director  of the     2003
                                        Company  since  2003.  Mr.   Holmquist  is  a  Certified  Public
                                        Accountant  practicing from his office in Deephaven,  Minnesota.
                                        Prior to entering the  accounting  field in 1977,  he worked for two years as a public  school  teacher  and served four years in the U.S.  Coast  Guard.  He is a graduate of St.  Olaf  College.
                                        Mr.   Holmquist  was  an  original   incorporator   of  American
                                        Investors Group and an employee of the firm from  1986-1989.  He
                                        participated   in   establishing    the   firm's   church   bond
                                        underwriting  department and has extensive  experience in church auditing.  Mr.  Holmquist is a member of the American  Institute of CPAs and Central Lutheran Church.

How does the Board operate?

     During 2005, the Board of Directors had four meetings. All Directors attended 75% or more of the meetings.

     The Board has no audit committee, compensation committee, nominating or executive committee. The Company's Board of Directors has determined that each of Dennis J. Doyle, Kirbyjon H. Caldwell, Robert O. Naegele, Jr. and Michael G. Holmquist are "independent," as that term is defined in NASAA REIT Guidelines and in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. Accordingly, the Board is composed of a majority of independent directors.

How are Executives and Directors compensated?

     We currently pay each independent director $500 for each board meeting attended ($400 for telephonic meetings), limited to $2,500 per year. In addition, we reimburse directors for travel expenses incurred in connection with their duties as our directors. As a non-independent director, Philip J. Myers receives no compensation or reimbursements in connection with his service on our Board of Directors.

     The Company has not adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company. Since inception, the Company has not had employees and the Company's activities have been directed by the Advisor. In addition, the Company's and the Advisor's activities have been governed by the Company's Bylaws and the Advisory Agreement. Both of these documents comply with the NASAA REIT Guidelines which include substantive limitations on, among other things, conflicts of interest and related party transactions.

Qualifications of Candidates for Election to the Board

     The Company's Directors take a critical role in guiding the Company's strategic direction. Since 1994, we have had very little turnover on the Board. See "Election of Directors." When Board candidates are considered, they are evaluated based upon their ability to qualify as independent directors under
Section 3.3 of the Company's Bylaws and other various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly-qualified and productive public company directors.

Process for Identifying and Evaluating Candidates for Election to the Board

     Management of the Company will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend to the full Board of Directors the persons to be nominated for election at each Annual Meeting of Shareholders of the Company. In the case of incumbent directors, the Board reviews such directors' overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the applicable independence standards. In the case of any new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines whether the candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates would be interviewed by the management of the Company and, if appropriate, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Shareholder Nominations

     Shareholders may nominate Director candidates for consideration by management of the Company by writing to Philip J. Myers and providing to Mr. Myers the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as reasonably available and sufficient to evaluate the minimum qualifications stated above under the section of this proxy statement entitled "- Qualifications of Candidates for Election to the Board." The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Written notice must be given at least 120 days before the date of the next Annual Meeting of Shareholders. If a shareholder nominee is eligible, and if the nomination is proper, management then will deliberate and make its recommendation to the Board of Directors.

Communications with the Board

     Shareholders can communicate directly with the Board by writing to Mr. Philip J. Myers or by calling Mr. Myers at (952) 945-9455 (x126) or via e-mail at phil@amerinvest.com. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of our common stock and other equity securities with the Securities and Exchange Commission. Executive Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the Company's knowledge, all of its directors and executive officer filed in a timely manner all such reports.

         CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Advisor

     Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (our "Advisor"), which provides investment advisory and administrative services. Church Loan Advisors, Inc. is a Minnesota corporation and has acted as our Advisor since inception in 1994. Our Advisor renders lending and advisory services solely to us, and administers our business affairs and operations.

     The following table sets forth the names and positions of the officers and directors of the Advisor:

   Name                                      Position
   Philip J. Myers                           President, Treasurer and Director
   Scott J. Marquis                          Vice President, Secretary

Our Advisory Agreement

     We have entered into a contract with our Advisor (the "Advisory Agreement") under which our Advisor will furnish advice and recommendations concerning our affairs, provide administrative services to us, and manage our day-to-day affairs. In performing its services under the Advisory Agreement, our Advisor may use facilities, personnel and support services of its affiliates. Expenses, such as legal and accounting fees, director fees, stock transfer agent and registrar and paying agent fees, are our direct expenses and are not provided for by our Advisor as part of its services.

     The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, including a majority of our independent directors, that our Advisor's performance has been satisfactory and that the compensation paid by us to our Advisor has been reasonable. We may terminate the Advisory Agreement without cause or penalty on 60 days' written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word "American," "America" or the name of the Advisor or any approximation or abbreviation thereof. However, we may continue to use the word `church" in our name. Our directors must determine that any successor Advisor possesses sufficient qualifications to perform the Advisory function for us and justify the compensation provided for in its contract with us.

     Pursuant to the Advisory Agreement, our Advisor is required to pay all of the expenses it incurs in providing us services including, but not limited to, personnel expenses, rental and other office expenses of officers and employees of the Advisor (except out-of-pocket expenses of such persons who are our directors or officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to closing of loan transactions.

     In the event that our total operating expenses exceed in any calendar year the greater of (a) 2% of our average invested assets or (b) 25% of our net income (before interest expense), the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. Our independent directors may, upon a finding of unusual and non-recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

     Our Bylaws provide that our independent directors are to determine, at least annually, the reasonableness of the compensation which we pay to our Advisor. Factors to be considered in reviewing the Advisory fee include the size of the fees of the Advisor in relation to the size, composition and our profitability, the rates charged by other investment advisors performing comparable services, the success of our Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by our Advisor for other services performed the quality and extent of service and advice furnished by our Advisor, the quality of our investments in relation to investments generated by our Advisor for its own account, if any, and the performance of our investments.

     Pursuant to the Advisory Agreement, we pay our Advisor an annual base management fee of 1.25% of average invested assets on the first $35 million of such assets, 1.00% on assets from $35 million to $50 million, and .75% on assets in excess of $50 million. Although entitled to, the Advisor does not assess its management fee on the church bond portion of our portfolio, but rather only on the church loan portion of our portfolio. For purposes of the Advisory Agreement, the Company's Invested Assets means outstanding church loans, and does not include church bonds or cash equivalent temporary investments. As defined in the agreement, we remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2005 and 2004, we paid our Advisor $466,000 and $450,000, respectively.

American Investors Group, Inc.

     The Company filed a Registration Statement with the Securities and Exchange Commission for a second public offering of debt securities in 2004. The Company is offering $23,000,000 principal amount of Series B secured investor certificates. This offering became effective on October 7, 2004. As of April 17, 2006, the Company has sold $12,909,000 of its Series B secured investor certificates.

     Pursuant to the terms of the Underwriting Agreement, the Company incurred expense to the managing underwriter and participating broker-dealers commissions and non-reimbursable expenses of approximately $302,989 and $286,988 during 2005 and 2004, respectively, in connection with this public offering.

     In the course of our business, we have purchased and may purchase church bonds being underwritten and sold by American Investors Group, Inc. Although we have not and would not pay any commissions, American Investors Group, Inc. benefits from such purchases as a result of commissions paid to it by the issuer of the bonds. It also may benefit from mark-ups on bonds we buy from it and mark-downs on bonds we sell through it on the secondary market. We purchase church bonds for investment purposes only, and only at the public offering price.

Church bonds we purchase in the secondary market, if any, are purchased at the best price available, subject to customary mark-ups (or in the case of sales - mark-downs), on terms no less favorable than those applied to other customers of American Investors Group, Inc. Our principals and our Advisor may receive a benefit in connection with such transactions due to their affiliation with the underwriter. Other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, all future transactions between us and our officers, directors and affiliates will be approved, in advance, by a majority of our independent directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 17, 2006, the number of shares beneficially owned by each director and by all executive officers and directors as a group, and the beneficial owner of 5% or more of our outstanding stock. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the shares set forth opposite their respective names.

                                                                                Number of Shares
                                                                                  Beneficially             Percent
Name of Beneficial Owner (1)                                                         Owned                of Class
----------------------------                                                  -------------------         --------

Robert O. Naegele, Jr.                                                               8,033                  .31%
Philip J. Myers                                                                     20,000                  .78%
Kirbyjon H. Caldwell                                                                     0                  .00%
Dennis J. Doyle                                                                          0                  .00%
Michael G. Holmquist                                                                     0                  .00%
All Executive Officers and Directors as a Group (seven individuals)                 28,333 (2)             1.11%
-------------------

(1) The address for the Directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.
(2) Includes 300 shares owned by Scott J. Marquis. Mr. Marquis is an officer of our Advisor.

              EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS

     The Company pays no compensation to its officers and has no other employees. The Company has no equity compensation plans.

                                   PROPOSAL 2
            APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

     The Board recommends that the shareholders ratify the Board's appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company's independent registered public accounting firm for the year ending December 31, 2006. Boulay, Heutmaker, Zibell & Co., P.L.L.P. has served as our independent registered public accounting firm since 1996.

     No representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is expected to be present at the annual meeting.

     Fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2005 and 2004 are described below.

     Audit Fees: Audit fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2005 and 2004 for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-QSB totaled $49,855 and $42,798 respectively.

     Audit-Related Fees: We did not engage Boulay, Heutmaker, Zibell & Co., P.L.L.P. to provide audit-related services during 2005 and 2004.

     Tax Fees: Tax fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2005 and 2004 totaled $1,800 and $1,725 respectively.

     All Other Fees: All other fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P. during 2005 and 2004 for tax consulting services, totaled $1,355 and $0 respectively.

     The Board does not have an audit committee. However, the Board as a whole considers whether the independent registered public accounting firm's provision of audit-related services to the Company is compatible with the auditor's independence.

                          SHAREHOLDER PROPOSALS FOR THE
                             2007 ANNUAL MEETING OF
                                  SHAREHOLDERS

     Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify us so that such notice is received by our Secretary by January 2, 2007. Any proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the our Bylaws, which require at least twenty (20) days' written notice prior to the meeting stating with reasonable particularity the substance of the proposal.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other matters that are intended to be brought before the annual meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                          By Order of the Board of Directors,

                                          /s/ Philip J. Myers
                                          -------------------
                                          Philip J. Myers
                                          President and Secretary
April 21, 2006

                              CORPORATE INFORMATION

DIRECTORS

Philip J. Myers, President, Treasurer and Secretary

Kirbyjon H. Caldwell, Senior Pastor of Windsor Village United Methodist Church, Houston, Texas

Robert O. Naegele, Jr., Governor and Chairman of Minnesota Wild

Dennis  J.  Doyle,  Majority  Owner  and  Co-Founder  of  Welsh  Company,  Inc.,
Minneapolis

Michael G. Holmquist, Certified Public Accountant

OFFICERS AND MANAGEMENT OF ADVISOR

Philip J. Myers, President, Treasurer and Director

Scott J. Marquis, Vice President, Secretary

TRANSFER AGENT

Computershare Trust Company, Inc.
350 Indiana Street
Suite 800
Golden, CO 80401
303-262-0600

LEGAL COUNSEL

Winthrop & Weinstine, P.A.
Suite 3500
225 South Sixth Street
Minneapolis, MN  55402

INDEPENDENT ACCOUNTANT

Boulay, Heutmaker, Zibell & Co. P.L.L.P.
5151 Edina Industrial Blvd.
Minneapolis, MN   55439


COMMON STOCK INFORMATION

Our common stock is not traded on any established market. From time to time, we have repurchased shares of common stock offered to us for sale. At April 17, 2006 we had 1,100 record holders of our common stock and an undetermined number of additional beneficial owners.

DIVIDENDS

We have paid quarterly dividends since we became a public company in 1996. The following table lists our quarterly dividends for the periods indicated.

                                    Dividend
2005                                Per Share
----                                ---------
December 31                         .14375
September 30                        .1375
June 30                             .1625
March 31                            .1750

2004
----
December 31                         .1875
September 30                        .165625
June 30                             .153125
March 31                            .1625

2003
----
December 31                         .16875
September 30                        .153125
June 30                             .1625
March 31                            .165625

2006 ANNUAL MEETING

Our annual meeting of Shareholders will be held at 10:00 a.m. on May 31, 2006 at our office, 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

SHAREHOLDER CONTACT

Inquiries concerning ACMC or matters of shareholder interest may be directed to:

American Church Mortgage Company
10237 Yellow Circle Drive
Minnetonka, Minnesota 55343
(952) 945-9455 (x 124) Attention: Scott J. Marquis

                        AMERICAN CHURCH MORTGAGE COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                      PROXY


     The undersigned hereby appoint Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated hereon, all the shares of common stock of American Church Mortgage Company held of record by the undersigned on April 17, 2006, at the annual meeting of shareholders to be held on May 31, 2006, or any adjournment thereof.

             PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

1.   ELECTION OF DIRECTORS

                 01   Philip J. Myers
                 02   Kirbyjon H. Caldwell
                 03   Robert O. Naegele, Jr.
                 04   Dennis J. Doyle
                 05   Michael G. Holmquist

                 __    VOTE FOR all nominees listed

                 __ VOTE WITHHELD for all nominees (to withhold authority to vote for a nominee, write number(s) in the box provided)

           -----------------------------------------------------------
           |                                                          |
           |                                                          |
           -----------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO. PLLP as the independent registered public accounting firm of the Corporation for the year ending December 31, 2006.

                          __ FOR __ AGAINST __ ABSTAIN

                  (CONTINUED AND TO BE SIGNED ON THE REVERSE.)

                         (CONTINUED FROM THE OTHER SIDE)

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a Corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date:                          , 2006
      -------------------------

                                           -----------------------------------
                                           SIGNATURE

                                           -----------------------------------
                                           SIGNATURE (IF HELD JOINTLY)

          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.